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                                                                       EXHIBIT A

        WORLD FINANCIAL NETWORK HOLDING CORPORATION AND ITS SUBSIDIARIES STOCK
                   OPTION AND RESTRICTED STOCK PURCHASE PLAN

         Section 1. PURPOSE. The purpose of the World Financial Network Holding Corporation and its Subsidiaries Stock Option and Restricted Stock Purchase Plan (the "Plan") is to promote the interests of World Financial Network Holding Corporation, a Delaware corporation (the "Company"), and any Subsidiary thereof and the interests of the Company's stockholders by providing an opportunity to stockholders and selected employees, officers, directors and other persons performing services for the Company or any Subsidiary thereof as of the date of the adoption of the Plan or at any time thereafter to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and other persons and to encourage such employees and other persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company, and/or by the granting of rights to purchase the Common Stock of the Company on a "restricted stock" basis. Under the Plan, the Committee shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning of Section 422(b) of the Code, "non-qualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto, or "restricted stock" awards.

         Section 2. DEFINITIONS. For purposes of the Plan, following terms used herein shall have the following meanings s a different meaning is clearly required by the context:

         2.1. "Award" shall mean an award of the right to purchase Common Stock granted under the provisions of Section 7 of the Plan.

         2.2 "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

         2.3 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         2.4. "COMMITTEE" shall mean the committee of the Board Directors referred to in Section 5 hereof; provided, that if no such committee is appointed by the Board of Directors, the Board of Directors shall have all of the authority and obligations of the Committee under the Plan.

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         2.5. "COMMON STOCK" shall mean the Common Stock, $1.00 par value, of the Company.

         2.6. "EMPLOYEE" shall mean, with respect to an ISO, any person, including, without limitation, an officer or director of the Company, who, at the time an ISO is granted to such person hereunder, is employed on a full-time basis by the Company or any Parent or Subsidiary of the Company.

         2.7. "ELIGIBLE OPTIONEE" shall mean, with respect to a Non-Qualified Option and/or an Award, any stockholder of the Company, and any person (or any profit sharing or similar plan established in whole or in part for the benefit of any such person) employed by, or performing services for, the Company or any Parent or Subsidiary of the Company including, without limitation, directors and officers of the Company and employees of any stockholder of the Company that is performing services for the Company.


         2.8. "ISO" shall mean an option granted to a Participant pursuant to the Plan that constitutes and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code.

         2.9. "NON-QUALIFIED OPTION" shall mean an Option granted to a Participant pursuant to the Plan that is intended to be, and qualifies as, a "non-qualified stock option" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto and that shall not constitute or be treated as an ISO.

         2.10. "OPTION" shall mean any ISO or Non-Qualified Option granted to an Employee or Eligible Optionee pursuant to the Plan.

         2.11. "PARTICIPANT" shall mean any Employee or Eligible Optionee to whom an Award and/or an Option is granted under the Plan.

         2.12. "Parent" of the Company shall have the meaning set forth in
Section 424(e) of the Code.

         2.13. "SUBSIDIARY" of the Company shall have the meaning set forth in Section 424(f) of the Code.

         Section 3. ELIGIBILITY. Awards and/or Options may be granted to any Employee or Eligible Optionee. The Committee shall have the sole authority to select the persons to whom Awards and/or Options are to be granted hereunder, and to determine whether a person is to be granted a Non-Qualified Option, an ISO or an Award or any combination thereof. No person shall have any right to participate in the Plan unless selected


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for participation by the Committee. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

         Section 4. COMMON STOCK SUBJECT TO THE PLAN.

         4.1. NUMBER OF SHARES. The total number of shares of Common Stock for which options and/or Awards may be granted under the Plan shall not exceed in the aggregate Eight Million Two Hundred Seventy Thousand (8,270,000) shares of Common Stock (subject to adjustment as provided in Section 8 hereof).

         4.2. REISSUANCE. The shares of Common Stock that may be subject to Options and/or Awards granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option and/or Award granted under the Plan. If any shares of Common Stock issued or sold pursuant to an Award or the exercise of an Option shall have been repurchased by the Company, then such shares may again be subject to an Option and/or Award granted under the Plan.


         4.3. SPECIAL ISO LIMITATIONS

         (a) The aggregate fair market value (determined as of the date an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.


         (b) No ISO shall be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, unless (i) the option price is at least 110% of the fair market value (determined as of the time the ISO IS granted) of the shares of Common Stock subject to the ISO and (ii) the ISO by its terms is not exercisable more than five years from the date it is granted.


         4.4. LIMITATIONS NOT APPLICABLE TO NON-QUALIFIED OPTIONS OR AWARDS. Notwithstanding any other provision of the Plan, the provisions of Sections 4.3(a) and (b) shall not apply, nor shall be construed to apply, to any Non-Qualified Option or Award granted under the Plan.


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         Section 5. ADMINISTRATION OF THE PLAN.

         5.1. ADMINISTRATION. The Plan shall be administered by a committee of the Board of Directors (the "Committee") established by the Board of Directors and consisting of no less than three persons. All members of the Committee shall be "disinterested persons" within the meaning of Rule l6b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.


         5.2. GRANT OF OPTIONS/AWARDS.

         (a) OPTIONS. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees and Eligible Optionees who are to be granted options hereunder; (ii) to designate whether any Option to be granted hereunder is to be an ISO or a Non-Qualified Option; (iii) to establish the number of shares of Common Stock that may be subject to each Option; (iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (v) to determine the amount (not less than the par value per share) and the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any option (including, without limitation, the circumstances under which issued and outstanding shares of Common Stock owned by a Participant may be used by the Participant to exercise an Option); (vi) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal);
(ix) to establish a vesting provision for any Option relating to the time when (or the circumstances under which) the Option may be exercised by a Participant, including, without limitation, vesting provisions that may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (x) to accelerate the time when outstanding options may be exercised, PROVIDED, however, that any ISOs shall be deemed "accelerated" within the meaning of Section 424(h) of the Code; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan.




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Notwithstanding anything in the Plan to the contrary, in no event shall any
Option granted to any director or officer of the Company who is subject to
Section 16 of the Exchange Act become exercisable, in whole or in part, prior to the date that is six months after the date such Option is granted to such director or officer.

         (b) AWARDS. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees and Eligible Optionees who are to be granted Awards hereunder; (ii) to determine the amount to be paid by a Participant to acquire shares of Common Stock pursuant to an Award, which amount may be equal to, more than, or less than 100% of the fair market value of such shares on the date the Award is granted (but in no event less than the par value of such shares); (iii) to determine the time or times and the conditions subject to which Awards may be made; (iv) to determine the time or times and the conditions subject to which the shares of Common Stock subject to an Award are to become vested and no longer subject to repurchase by the Company; (v) to establish transfer restrictions and the terms and conditions on which any such transfer restrictions with respect to shares of Common Stock acquired pursuant to an Award shall lapse; (vi) to establish vesting provisions with respect to any shares of Common Stock subject to an Award, including, without limitation, vesting provisions which may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (vii) to determine the circumstances under which shares of Common Stock acquired pursuant to an Award may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which any shares of Common Stock acquired pursuant to an Award may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired pursuant to an Award may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to determine the form of consideration that may be used to purchase shares of Common Stock pursuant to an Award (including, without limitation, the circumstances under which issued and outstanding shares of Common Stock owned by a Participant may be used by the Participant to purchase the Common Stock subject to an Award); (x) to accelerate the time at which any or all restrictions imposed with respect to any shares of Common Stock subject to an Award will lapse; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Award not inconsistent with the provisions of the Plan. Notwithstanding anything in the Plan to the contrary, in no event shall any Option granted to any director or officer of the Company who is subject to Section 16 of the Exchange Act become exercisable, in whole or in part, prior to the date that is six months after the date such Option is granted to such director or officer.









         5.3. INTERPRETATION. The Committee shall be authorized to interpret the Plan and may, from time to time,


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adopt such rules and regulations, not inconsistent with the provisions of the
Plan, as it may deem advisable to carry out the purposes of the Plan.

         5.4. FINALITY. The interpretation and construction by the Committee of any provision of the Plan, any Option and/or Award granted hereunder or any agreement evidencing.any such Option and/or Award shall be final and conclusive upon all parties.


         5.5. EXPENSES, Etc. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option and/or Award granted hereunder.


         Section 6. TERMS AND CONDITIONS OF OPTIONS.

         6.1. ISOs. The terms and conditions of each ISO granted under the Plan shall be specified by the Committee and shall be set forth in an ISO agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.




         The terms and conditions of each ISO shall include the following:

         (a) The option price shall be fixed by the Committee but shall in no event be less than 100% (or 110%) in the case of an Employee referred to in
Section 4.3(b) hereof) of the fair market value of the shares of Common Stock subject to the ISO on the date the ISO is granted. For purposes of the Plan, the fair market value per share of Common Stock as of any day shall mean the average of the closing prices of sales of shares of Common Stock on all national securities exchanges on which the Common Stock may at the time be listed or, if there shall have been no sales on any such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ system as of 3:30 p.m., New York time, on such day, or, if on any day the Common Stock shall not be quoted in the NASDAQ system,



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the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization. If at any time the Common Stock is not listed an any national securities exchange or quoted in the NASDAQ system or the over-the-counter market, the fair market value of the shares of Common Stock subject to an Option on the date the ISO is granted shall be the fair market value thereof determined in good faith by the Board of Directors.

                  (b) ISOS, by their terms, shall not be transferable otherwise than by will or the laws of descent and distribution, and, during a Participant's lifetime, an ISO shall be exercisable only by the Participant.

                  (c) The Committee shall fix the term of all ISOs granted pursuant to the Plan (including, without limitation, the date on which such ISO shall expire and terminate); PROVIDED, HOWEVER, that such term shall in no event exceed ten years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 4.3(b) hereof, such term shall in no event exceed five years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion; PROVIDED, however, that in no event shall any ISO granted to any director or officer of the Company who is subject to
Section 16 of the Exchange Act become exercisable, in whole or in part, prior to the date that is six months after the date such ISO is granted to such director or officer.

                  (d) To the extent that the Company or any Parent or Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors, in its sole discretion.


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                  (e) In the sole discretion of the Committee the terms and
conditions of any ISO may include any of the following provisions:

                  (i) In the event that (x) the Company or any Parent or Subsidiary of the Company terminates a Participant's employment "for cause" or (y) a Participant terminates his employment by such entity for any reason whatsoever other than as a result of his death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

                  (ii) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis as a result of the termination of such Participant's employment.by such entity other than "for cause" or as a result of his death or disability (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within three months after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

                  (iii) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the. unexercised portion of any ISO held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

                  (iv) in the event a Participant shall die while in the employ of the Company or a Parent or Subsidiary of the Company (or within a period of one month after ceasing to be an Employee for any reason other than his ,disability,, (within the meaning of Section 22(e)(3) of the Code) or within'a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any ISO held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death, and only to the extent that the


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         Participant could have otherwise exercised such ISO at the time of his death. In such event, such ISO may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the ISO directly from the Participant by bequest or inheritance.

                  6.2. NON-OUALIFIED OPTIONS. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each Non-Qualified Option will be such (and each Non-Qualified Option Agreement shall expressly so state) that each Non-Qualified Option issued hereunder shall not constitute nor be treated as an "incentive stock option" As defined in Section 422(b) of the Code, butwill be a "non-qualified stock option" for Federal, state and local income tax purposes. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder.

                 The terms and conditions of each Non-Qualified Option Agreement shall include the following:

                  (a) The option (exercise) price shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted.

                  (b) The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including, without limitation, the date on which such Non-Qualified Option shall expire and terminate). Such term may be more than ten years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions (including, without limitation, provisions governing the rights to exercise such Non-Qualified Option), and at such times or intervals or in such installments as shall be determined by the Committee-in its sole discretion; PROVIDED, however, that in no event shall any Non- Qualified Option granted to any director or officer of the Company who is subject to Section 16 of the Exchange Act become exercisable, in whole or in part, prior to the date that is six months after the date such Non-Qualified option is granted to such director or officer.

                  (c) Unless the agreement pursuant to which any Non- Qualified Option is granted shall otherwise provide, no Non-Qualified Option shall be transferable otherwise than by will or the laws of descent and distribution, and during a Participant's


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lifetime a Non-Qualified Option shall be exercisable only by the Participant.

                  (d) To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors, in its sole discretion.

                  7. TERMS AND CONDITIONS OF AWARDS. The terms and conditions of each Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Participant and the Company, in such form as the Committee shall approve. The terms and provisions of any Award granted hereunder need not be identical to those of any other Award granted hereunder.

                 The terms and conditions of each Award shall include the following:

                  (a) The amount to be paid by a Participant to acquire the shares of Common Stock pursuant to an Award shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Award on the date the Award is granted (but in no event less than the par value of such shares).

                  (b) Each Award shall contain such vesting provisions, such transfer restrictions and such other restrictions and conditions as the Committee, in its sole discretion, may determine, including, without limitation, the circumstances under which the Company shall have the right and option to repurchase shares of Common Stock acquired pursuant to an Award.

                  (c) Stock certificates representing Common Stock acquired pursuant to an Award shall bear a legend referring to any restrictions imposed on such Stock and such other matters as the Committee may determine.


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                  (d) To the extent that the Company is required to withhold any
Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of an Award granted hereunder, in respect of any shares acquired pursuant to an Award, or in respect of the vesting of any such shares of Common Stock, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld, or if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

                  Section 8. ADJUSTMENTS. (a) In the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another entity through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share); PROVIDED, however, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISOS, (ii) the number of shares of Common Stock to be acquired pursuant to an Award which have not become vested, and (iii) the number of shares of Common Stock for which Options and/or Awards may be granted under the Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of the Plan.

                  (b) if any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity, or the sale of all or substantially all its assets to another entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, subject to Section 8(c) below, each holder of an Option shall thereafter have the right to purchase, upon the exercise of the Option in accordance with the terms and conditions specified in the option agreement governing such Option and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Option, such


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shares of stock, securities or assets (including, without limitation, cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

                  (c) Notwithstanding Section B(b) hereof (but only if expressly provided in any option agreement), in the event of (i) any offer to holders of the Company's Common Stock generally relating to the acquisition of all or substantially all of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any proposed transaction generally relating to the acquisition of substantially all of the assets or business of the Company (herein sometimes referred to as an "Acquisition"), the Board of Directors may, in its sole discretion, cancel any outstanding options (PROVIDED, however, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISOs) and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith) equal to the product of (A) the number of shares of Common Stock (the "Option Shares") that, as of the date of the consummation of such Acquisition, the holder of such Option had become entitled to purchase (and had not purchased) multiplied by (B) the amount, if any, by which (1) the ,formula or fixed price per share paid to holders of shares of Common Stock pursuant to such Acquisition exceeds (2) the option price applicable to such Option Shares.

                 Section 9. EFFECT OF THE PLAN ON EMPLOYMENT RELATIONSHIP. Neither the Plan nor any Option and/or Award granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of (or otherwise provide services to) the Company or any Subsidiary or Parent thereof, or limit in any respect the right of the Company or any Subsidiary or Parent thereof to terminate such Participant's employment or other relationship with the Company or any Subsidiary or Parent, as the case may be, at any time.

                  Section 10. AMENDMENT OF THE PLAN. The Board of Directors may amend the Plan from time to time as it deems desirable; PROVIDED, HOWEVER, that
(i) without the approval of the holders of a majority of the outstanding capital stock of the Company entitled to vote thereon or consent thereto, the Board of Directors may not amend the Plan (x) to increase (except for increases due to adjustments in accordance with Section 8 hereof) the aggregate number of shares of Common Stock for which Options and/or Awards may be granted hereunder, (y) to decrease the minimum exercise price specified by the Plan in respect of ISOs


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or (z) to change the class of Employees eligible to receive ISOs under the Plan and (ii) without the approval of the Participant or Participants adversely effected, the Board of Directors may not amend the Plan in a manner that has an adverse effect on the vested rights of any Participant under any Award or Option theretofore granted under the Plan.

                  Section 11. TERMINATION OF THE PLAN. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Option and/or Award may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option and/or Award theretofore granted under the Plan.

                 Section 12. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of August 27, 1996, the date on which the Plan was adopted by the Board of Directors and approved by the stockholders of the Company.

                                    * * * * *

                        Form of Resolution to be Adopted
                          by the Board of Directors of
                        Alliance Data Systems Corporation


          RENAMING OF STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN

                  RESOLVED that the World Financial Network Holding Corporation and its Subsidiaries Stock Option and Restricted Stock Purchase Plan (the "Plan") adopted by World Financial Network Holding Corporation (now known as "Alliance Data Systems Corporation") be amended to reflect the name change of the Corporation from "World Financial Network Holding Corporation" to "Alliance Data Systems Corporation"; and


                 RESOLVED, that in connection with such amendment, the title of the Plan and the first sentence of Section 1 of the Plan are hereby amended and restated in their entirety to read as follows:

             "ALLIANCE DATA SYSTEMS CORPORATION AND ITS SUBSIDIARIES
                 STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN

                  Section 1. PURPOSE. The purpose of the Alliance Data Systems Corporation and its Subsidiaries Stock Option and Restricted Stock Purchase Plan (the "Plan") is to promote the interests of Alliance Data Systems Corporation, a Delaware corporation (the "Company"), and any Subsidiary thereof and the interests of the Company's stockholders by providing an opportunity to stockholders and selected employees, officers, directors and other persons performing services for the Company or any Subsidiary thereof as of the date of the adoption of the Plan or at any time thereafter to purchase Common Stock of the Company."

                 RESOLVED that, except as expressly provided in the preceding resolutions, nothing herein shall affect or be deemed to affect any provisions of the Plan, and except only to the extent that they may be varied hereby, all of the terms of the Plan shall remain unchanged and in full force and effect.

                                 AMENDMENT NO. 2
                                     TO THE
                        ALLIANCE DATA SYSTEMS CORPORATION
                              AND ITS SUBSIDIARIES
                     STOCK OPTION AND RESTRICTED STOCK PLAN


                  WHEREAS, Alliance Data Systems Corporation (the "Company") has adopted The Alliance Data Systems Corporation and its Subsidiaries Stock Option and Restricted Stock Plan (the "Plan"); and

                 WHEREAS, the Company desires to amend the Plan to increase the number of shares of common stock available for options and awards under the Plan to 15,000,000 (fifteen million).

                  NOW THEREFORE, the Plan is hereby amended as follows:

                  1. Section 4.1 of the Plan is hereby amended to read as follows:

                  "NUMBER OF Shares. The total number of shares of Common Stock for which Options and/or Awards may be granted under the Plan shall not exceed in the aggregate fifteen million (15,000,000) shares of Common Stock (subject to adjustment as provided in Section 8 hereof."

                                 AMENDMENT NO. 3
                                     TO THE
                        ALLIANCE DATA SYSTEMS CORPORATION
                              AND ITS SUBSIDIARIES
                 STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN

WHEREAS, Alliance Data Systems Corporation (the "Company") has adopted The Alliance Data Systems Corporation and its Subsidiaries Stock Option and Restricted Stock Purchase Plan (the "Plan"); and

                  W'HEREAS, the Company desires to amend the Plan to (1) clarify certain provisions, (2) authorize options and award amendments, (3) modify the vesting and forfeiture provisions, (4) provide for limited transferability of options, and (5) provide the Company with a right of first refusal to purchase option shares.

NOW THEREFORE, the Plan is hereby amended as follows:

1.       Section 5.1 of the Plan is hereby amended to read:

         "5.1 ADMINISTRATION. The Plan shall be administered by one or more committees appointed by the Board of Directors (the "Committee"), and the individual or individuals who hold the positions Chairman and Chief Executive Officer of the Company. Each Committee shall consist of no less than three persons. The Board of Directors shall appoint the members of the Committee from time to time and may remove any Committee member at any time. The Committee may delegate its responsibilities and authority under the Plan to another party and any party acting pursuant to such a delegation shall be deemed to be the Committee for all purposes of the Plan. At least one Committee shall be comprised of members of the Board of Directors appointed by the Board of Directors (the "Board Committee"). The Board Committee shall be responsible for and make all determinations with respect to (i) all matters under the Plan pertaining to Participants who are members of the Executive Committee of the Company (the "Executive Committee"), and (ii) the number of shares available under the Plan for Option and Award grants to Participants who are not members of the Executive Committee of the Company (the "Pool"). The Chairman and Chief Executive Officer of the Company (collectively, the "Executives") shall have the authority, be responsible for and make all determinations with respect to all matters under the Plan pertaining to Participants who are not members of the Executive Committee other than (i) the determination of the number of shares of Common Stock available under the Pool, and (ii) the making of Plan, Option Agreement and Award Agreement amendments. The Board Committee and the Executives shall each be deemed to be the Committee for all purposes of the Plan, except as is otherwise provided for herein."

2. The Plan is hereby amended by adding the following new Section 5.2(c) to read as follows:

         "(c) TERMINATION OF AWARDS AND OPTIONS. Notwithstanding any provision in the Plan to the contrary, each Award and Option granted under the Plan shall terminate four weeks following the date on which the Participant receives an agreement or document containing the terms and conditions of the Option or Award (the "Agreement") unless prior to the end of such four week period the Participant executes and returns to the Company both the Agreement and the Company's Confidentiality and Non-Solicitation Agreement."

3    The Plan is hereby arnended by adding the following new Section 5.2(d):

         "(d) BONA FIDE OFFER TO PURCHASE SHARES. If a Participant shall at any time prior to the date on which an underwritten public offering of the Company's Common Stock, registered under the Securities Act of 1933, as Amended ("Public Offering"), desire to sell all or any of the Common Stock acquired by the Participant pursuant to an Option or an Award ("Plan Shares") and obtains a bona fide written offer which Participant desires to accept (referred to in this Section as the "Offer") to purchase all, or a portion of the Participant's Plan Shares the Participant shall transmit copies of the Offer to the Company within five (5) business days after Participant's receipt of the Offer. Except as provided below, prior to a Public Offering a Participant may sell Plan Shares only for cash. The Offer shall set forth its date, the proposed price per share of Common Stock, the number of shares of Common Stock being sold, and the other terms and conditions upon which the purchase is proposed to be made, as well as the name and address of the prospective purchaser. Transmittal of the Offer to the Company by Participant shall constitute an offer by Participant to sell all of the Plan Shares which are subject to the Offer to the Company at a price equal to the cash consideration plus the fair market value of the non-cash considerations specified in the Offer for such Common Stock (the "Purchase Price") and upon the other terms set forth in the Offer, except as hereinafter provided. For a period of sixty (30) days after the submission of the Offer to the Company, the Company shall have the option, exercisable by notice to Participant, to accept Participant's offer as to all, but not less than all, of the Plan Shares that are the subject of the Offer. If the Company does not exercise its option to purchase within the specified 60 day period or if the Company waives, in writing, the 30 day period, the Purchaser may then, and only then, accept the offer from the prospective purchaser. Any sale of Plan Stock which occurs without complying with the provisions of this Section 5.2(d) is null and void.

5. The first paragraph of Section 6.1 of the Plan is hereby amended by adding the following sentence to the end thereof,

         "If any portion of an Option designated as an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-Qualified Option for all purposes under the provisions of the Plan."

6. Subsection 6.I(e)(i) of Plan is hereby amended by adding the following to the end of such subsection:

         "Notwithstanding anything herein to the contrary, if the Committee determines, after full consideration of the facts presented on behalf of the Company and the Participant, that the Participant has been engaged in disloyalty to the Company or any of its affiliates, including, without limitation, fraud, embezzlement theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or of an affiliate, any unexercised ISO previously granted to the Participant shall terminate immediately and the Participant shall forfeit all shares of Common Stock for which the Company has not yet delivered the share certificates upon refund by the Company of the option price. The Company may also withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture."

7. The Plan is hereby amended to add the following new Section 11 and to redesignate current Sections 11 and 12 as Sections 12 and 13.

          "Section 11. AMENDMENT OF AN AWARD OR OPTION. Subject to the provisions of the Plan, the Committee shall have the right to amend any
   Option or Award issued to a Participant, subject the Participant's consent, if such amendment is not favorable to the Participant or if such amendment has the effect of changing an ISO to a Non-Qualified Option;
  provided, however, that the consent of the Participant shall not be required for any amendment made pursuant to Section 5.2(a)(x) or Section
                                   5.2(b)(x)."

                                 AMENDMENT NO. 4
                                     TO THE
                        ALLIANCE DATA SYSTEMS CORPORATION
                              AND ITS SUBSIDIARIES
                     STOCK OPTION AND RESTRICTED STOCK PLAN


                  WHEREAS, Alliance Data Systems Corporation (the "Company") has adopted The Alliance Data Systems Corporation and its Subsidiaries Stock Option and Restricted Stock Plan (the "Plan"); and

                 WHEREAS, the Company desires to amend the Plan to increase the number of shares of common stock available for options and awards under the Plan to 21,500,000 (twenty-one million five hundred thousand).

                  NOW THEREFORE, the Plan is hereby amended as follows:

                  1. Section 4.1 of the Plan is hereby amended to read as follows:

                  "NUMBER OF Shares. The total number of shares of Common Stock for which Options and/or Awards may be granted under the Plan shall not exceed in the aggregate twenty-one million five hundred thousand (21,500,000) shares of Common Stock (subject to adjustment as provided in Section 8 hereof)."

                                 AMENDMENT NO. 5
                                     TO THE
                        ALLIANCE DATA SYSTEMS CORPORATION
                              AND ITS SUBSIDIARIES
                     STOCK OPTION AND RESTRICTED STOCK PLAN


                  WHEREAS, Alliance Data Systems Corporation (the "Company") has adopted The Alliance Data Systems Corporation and its Subsidiaries Stock Option and Restricted Stock Plan (the "Plan"); and

                 WHEREAS, the Company desires to amend the Plan to increase the number of shares of Common Stock available for Options and Awards under the Plan to twenty six million seven hundred fifty thousand (26,750,000);

                  NOW THEREFORF,, the Plan is hereby amended as follows:

                  Section 4.1 of the Plan is hereby amended to read as follows:

                           "NUMBER OF SHARES". The total number of shares of Common Stock for which Options and/or Awards may be granted under the Plan shall not exceed the aggregate
                           26.75 million (26,750,000) shares of Common Stock (subject to adjustment as provided in Section 8 herein)."

                                 AMENDMENT NO. 6
                                     TO THE
                        ALLIANCE DATA SYSTEMS CORPORATION
                              AND ITS SUBSIDIARIES
                     STOCK OPTION AND RESTRICTED STOCK PLAN


                  WHEREAS, Alliance Data Systems Corporation (the "Company") has adopted The Alliance Data Systems Corporation and its Subsidiaries Stock Option and Restricted Stock Plan (the "Plan"); and

                  WHEREAS, the Company desires to amend the Plan to provide for limited transferability of Options;

                  NOW THEREFORE, the Plan is hereby amended as follows:

                  Section 6.2(c) of the Plan is hereby amended to read as follows:

                           Except as otherwise provided in this Section 6.2(c),
                     no Option shall be transferable otherwise than by will or the laws of descent and distribution, and during a Participants lifetime an Option shall be exercisable only by the Participant. Notwithstanding the foregoing, an Option, other than an ISO, shall be transferable pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and also shall be transferable, without payment of consideration, to (a) immediate family members of the holder (i.e, spouse or former spouse, parents, issue including adopted and "step" issue, or siblings), (b) trusts for the benefit of immediate family members, (e) partnerships whose only partners are such family members, and (d) to any transferee permitted by a rule adopted by the Committee in an individual case. Any transferee will be subject to all of the conditions set forth in the Option prior to its transfer."